BP Capital TwinLine energy fund
BP capital TwinLine MLP Fund
(“BP Capital Funds”)

Supplement dated July 20, 2018 to the
Prospectus and Statement of Additional Information, each dated March 30, 2018

At the request of BP Capital Fund Advisors, LLC (“BP Capital”), the Board of Trustees (the “Board”) of Professionally Managed Portfolios (“PMP”) has reviewed information relating to BP Capital’s request to reorganize the above BP Capital Funds (the “Target Funds”) into newly created funds (the “Acquiring Funds”) of Hennessy Funds Trust (each, a “Reorganization” and together, the “Reorganizations”). Each Acquiring Fund will have the same investment objectives, strategies, and policies as the corresponding Target Fund. Each Reorganization will be structured as a tax-free reorganization for federal tax purposes and is subject to a number of conditions, including the receipt of approval by the shareholders of the Target Funds.

The proposed Reorganizations will result in a change in the BP Capital Funds’ management arrangements. The Acquiring Funds will be advised by Hennessy Advisors, Inc. (the “New Advisor”). The proposed New Advisor has represented to the Board that it will employ BP Capital as the sub-adviser to the Acquiring Funds. Therefore the same portfolio management team will be responsible for day-to-day investment management of the Acquiring Fund as was responsible for the corresponding Target Fund. There will also be no change in advisory fees for the Acquiring Fund compared to the corresponding Target Fund. The Acquiring Funds will be overseen by a different Board of Trustees as it will not be a part of PMP, but will instead be part of Hennessy Funds Trust. The Acquiring Funds will have the same service providers (other than the distributor) as the Target Funds.

Based on the material provided to the Board, the Board determined at a meeting on July 19, 2018 to approve an Agreement and Plan of Reorganization (the “Plan”) whereby each Target Fund would reorganize out of PMP and into the corresponding Acquiring Fund. The Plan provides for an exchange of shares of each class of each Target Fund for shares of new classes of the corresponding Acquiring Fund, which would be distributed pro rata by the Fund to the holders of the shares of such class in complete liquidation of the Fund, and the Acquiring Fund’s assumption of all liabilities of the Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganizations.

More detailed information about the Reorganizations and the changes that will result from the Reorganizations will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations.

Please retain this Supplement with the Prospectus.